SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2015

MELROSE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36702	47-0967316
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

638 Main Street, Melrose, Massachusetts		02176
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 665-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On November 23, 2015, Melrose Bancorp, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The election of directors.

	For	Withheld	Broker Non-Votes

Jeffrey D. Jones	1,962,649	105,125	592,527

Alan F. Whitney	1,962,474	105,300	592,527

Stephen E. Anderson	1,962,274	105,500	592,527

2.	The ratification of the appointment of Baker Newman & Noyes, P. A., LLC as independent registered public accounting firm of the Company for the year ending December 31, 2015.

For	Against	Abstain

2,669,856	125	320

3.           The approval of the Melrose Bancorp, Inc. 2015 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes

1,797,450	218,348	51,976	592,527

Item 9.01                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MELROSE BANCORP, INC.

DATE: November 25, 2015	By: /s/ Jeffrey D. Jones
Jeffrey D. Jones
President and Chief Executive Officer